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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 8, 2001

                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1,
                       the SLM Student Loan Trust 1998-2,
                       the SLM Student Loan Trust 1999-1,
                       the SLM Student Loan Trust 1999-2,
                       the SLM Student Loan Trust 1999-3,
                       the SLM Student Loan Trust 2000-1,
                       the SLM Student Loan Trust 2000-2,
                       the SLM Student Loan Trust 2000-3,
                       the SLM Student Loan Trust 2000-4, and
                       the SLM Student Loan Trust 2001-1

  Delaware           33-95474/333-2502/333-24949/333-44465/      23-2815650
  --------           --------------------------------------      ----------
(State or other                     333-30932                 (I.R.S. employer
Jurisdiction of                     ---------                Identification No.)
Incorporation)                  (Commission File
                                    Numbers)

                          304 South Minnesota Street
                          Suite B
                          Carson City, Nevada 89706
                   ----------------------------------------
                   (Address of principal executive offices)

                  Registrant's telephone number: (775) 884-4179


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                         Exhibit Index appears on Page 5
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Item 5. Other Events.


 .     Closing of SLM Student Loan Trust 2001-1

      On February 14, 2001, SLM Funding Corporation ("SLM Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Trust Agreement dated as of February 14, 2001.

      On February 21, 2001, the following agreement was executed and delivered by the respective parties thereto: the Pricing Agreement relating to certain of the Student Loan-Backed Notes, dated February 21, 2001, among SLM Funding, the Student Loan Marketing Association ("Sallie Mae"), and JP Morgan, a division of Chase Securities, Inc., and Deutsche Banc Alex.Brown on behalf of the Underwriters named in Schedule I to each of the Pricing Agreements (the "Underwriters")

      On March 1 or March 8, 2001, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 8, 2001, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of March 1, 2001, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee; (c) the Amended and Restated Trust Agreement, dated as of March 1, 2001, by and between SLM Funding and the Eligible Lender Trustee; (d) the Indenture, dated as of March 1, 2001 (the "Indenture"), by and among the SLM Student Loan Trust 2001-1 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of March 8, 2001, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing

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                        Exhibit Index appears on Page 5
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Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the
Administration Agreement Supplement, dated as of March 8, 2001, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of March 8, 2001, by and among the Servicer, Sallie Mae, the Trust, the
Eligible Lender Trustee and the Indenture Trustee;

     On March 8, 2001, the Trust issued $1,530,280,000 of its Floating Rate Student Loan-Backed Notes. The CUSIP Numbers for the notes are:

            .     Class A-1L notes: 78442 GCU6
            .     Class A-2L notes: 76442 GCP9
            .     Class B notes:    76442 GCR5.

The International Securities Identification Numbers (ISIN) for the Notes are:

            .     Class A-1L notes: US78442 GCU69
            .     Class A-2L notes: US78442 GCP90
            .     Class B notes:    US78442 GCR56

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated February 21, 2001, by and among SLM Funding, Sallie Mae and the Underwriters.

            4.1 Trust Agreement, dated as of February 14, 2001 by and among SLM Funding and Eligible Lender Trustee.

            4.2 Interim Trust Agreement, dated as of March 1, 2001, by and between SLM Funding and the Interim Eligible Lender Trustee.

            4.3 Trust Agreement, dated as of March 1, 2001, by and between SLM Funding and the Eligible Lender Trustee.

            4.4 Indenture, dated as of March 1, 2001, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

            99.1 Purchase Agreement, dated as of March 8, 2001, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

            99.2 Sale Agreement, dated as of March 8, 2001, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

            99.3 Administration Agreement Supplement, dated as of March 8, 2001, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

            99.4 Servicing Agreement, dated as of March 8, 2001, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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                        Exhibit Index appears on Page 5

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2001

                                          SLM FUNDING CORPORATION


                                          By: /s/William M. E. Rachal, Jr.
                                              ----------------------------
                                          Name: William M. E. Rachal, Jr.
                                          Title: Treasurer and Controller


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                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------
1.1            Pricing Agreement relating to the Student Loan-Backed Notes, dated February 21, 2001, by and among SLM Funding, Sallie Mae and the Underwriters.

4.1 Trust Agreement, dated as of February 14, 2001 by and among SLM Funding and Eligible Lender Trustee.

4.2 Interim Trust Agreement, dated as of March 1, 2001, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3 Trust Agreement, dated as of March 1, 2001, by and between SLM Funding and the Eligible Lender Trustee.

4.4 Indenture, dated as of March 1, 2001, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1 Purchase Agreement, dated as of March 8, 2001, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

99.2 Sale Agreement, dated as of March 8, 2001, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3 Administration Agreement Supplement, dated as of September 26, 2000, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of March 8, 2001, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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                        Exhibit Index appears on Page 5